Exhibit 107
Calculation of Filing Fee Tables
Form
S-3
(Form Type)
Huntington Ingalls Industries, Inc. (Issuer)
(Exact Name of Registrant as Specified in its Charter)
Commonwealth Technology Innovation LLC (Guarantor)
(Exact Name of Registrant as Specified in its Charter)
Enlighten IT Consulting LLC (Guarantor)
(Exact Name of Registrant as Specified in its Charter)
Fleet Services Holding Corp. (Guarantor)
(Exact Name of Registrant as Specified in its Charter)
HII Fleet Support Group LLC (Guarantor)
(Exact Name of Registrant as Specified in its Charter)
HII Mission Technologies Corp. (Guarantor)
(Exact Name of Registrant as Specified in its Charter)
HII Nuclear Inc. (Guarantor)
(Exact Name of Registrant as Specified in its Charter)
HII Services Corporation (Guarantor)
(Exact Name of Registrant as Specified in its Charter)
HII TSD Holding Company (Guarantor)
(Exact Name of Registrant as Specified in its Charter)
HII Technical Solutions Corporation (Guarantor)
(Exact Name of Registrant as Specified in its Charter)
HII Unmanned Systems, Inc. (Guarantor)
(Exact Name of Registrant as Specified in its Charter)
Huntington Ingalls Incorporated (Guarantor)
(Exact Name of Registrant as Specified in its Charter)
Huntington Ingalls Industries Energy and Environmental Services, Inc. (Guarantor)
(Exact Name of Registrant as Specified in its Charter)
Huntington Ingalls Unmanned Maritime Systems, Inc. (Guarantor)
(Exact Name of Registrant as Specified in its Charter)
Newport News Nuclear Inc. (Guarantor)
(Exact Name of Registrant as Specified in its Charter)

Exhibit 107

Table 1: Newly Registered and Carry Forward Securities

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to Be Carried Forward

Newly Registered Securities

Huntington Ingalls Industries, Inc

Fees to Be Paid	Debt	Senior Debt Securities	457(r)	(1)	(1)	(1)	(2)	(2)

Fees to Be Paid	Debt	Subordinated Debt Securities	457(r)	(1)	(1)	(1)	(2)	(2)

Fees to Be Paid	Equity	Common Stock, par value $0.01 per share	457(r)	(1)	(1)	(1)	(2)	(2)

Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Commonwealth Technology Innovation LLC

Fees to Be Paid	Other	Guarantees of Senior Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees to Be Paid	Other	Guarantees of Subordinated Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Enlighten IT Consulting LLC

Fees to Be Paid	Other	Guarantees of Senior Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees to Be Paid	Other	Guarantees of Subordinated Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Fleet Services Holding Corp.

Fees to Be Paid	Other	Guarantees of Senior Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees to Be Paid	Other	Guarantees of Subordinated Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

HII Fleet Support Group LLC

Fees to Be Paid	Other	Guarantees of Senior Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Exhibit 107

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to Be Carried Forward

Fees to Be Paid	Other	Guarantees of Subordinated Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

HII Mission Technologies Corp.

Fees to Be Paid	Other	Guarantees of Senior Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees to Be Paid	Other	Guarantees of Subordinated Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

HII Nuclear Inc.

Fees to Be Paid	Other	Guarantees of Senior Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees to Be Paid	Other	Guarantees of Subordinated Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

HII Services Corporation

Fees to Be Paid	Other	Guarantees of Senior Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees to Be Paid	Other	Guarantees of Subordinated Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

HII TSD Holding Company

Fees to Be Paid	Other	Guarantees of Senior Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees to Be Paid	Other	Guarantees of Subordinated Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Exhibit 107

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to Be Carried Forward

HII Technical Solutions Corporation

Fees to Be Paid	Other	Guarantees of Senior Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees to Be Paid	Other	Guarantees of Subordinated Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

HII Unmanned Systems, Inc.

Fees to Be Paid	Other	Guarantees of Senior Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees to Be Paid	Other	Guarantees of Subordinated Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Huntington Ingalls Incorporated

Fees to Be Paid	Other	Guarantees of Senior Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees to Be Paid	Other	Guarantees of Subordinated Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Huntington Ingalls Industries Energy and Environmental Services, Inc.

Fees to Be Paid	Other	Guarantees of Senior Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees to Be Paid	Other	Guarantees of Subordinated Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Huntington Ingalls Unmanned Maritime Systems, Inc.

Fees to Be Paid	Other	Guarantees of Senior Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees to Be Paid	Other	Guarantees of Subordinated Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Exhibit 107

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to Be Carried Forward

Newport News Nuclear Inc.

Fees to Be Paid	Other	Guarantees of Senior Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees to Be Paid	Other	Guarantees of Subordinated Debt Securities (3)	457(r)	(1)	(1)	(1)	(2)	(2)

Fees Previously Paid	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Carry Forward Securities

Carry Forward Securities	N/A	N/A	N/A	N/A		N/A			N/A	N/A	N/A	N/A

	Total Offering Amounts					0		0

	Total Fees Previously Paid							0

	Total Fee Offsets							0

	Net Fee Due							0

(1)
An indeterminate amount of the securities of each identified class is being registered as may from time to time be offered hereunder at indeterminate prices, along with an indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold hereunder or that are represented by depositary shares. Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or similar transaction.

(2)
In accordance with Securities Act Rules 456(b) and 457(r), the registrant is deferring payment of all registration fees and will pay the registration fees subsequently in advance or on a
“pay-as-you-go”
basis.

(3)
Any of Commonwealth Technology Innovation LLC, Enlighten IT Consulting LLC, Fleet Services Holding Corp., HII Fleet Support Group LLC, HII Mission Technologies Corp., HII Nuclear Inc., HII Services Corporation, HII TSD Holding Company, HII Technical Solutions Corporation, HII Unmanned Systems, Inc., Huntington Ingalls Incorporated, Huntington Ingalls Industries Energy and Environmental Services, Inc., Huntington Ingalls Unmanned Maritime Systems, Inc., or Newport News Nuclear Inc., may guarantee any series of senior or subordinated debt securities issued by Huntington Ingalls Industries, Inc. Pursuant to Rule 457(n) under the Securities Act, no separate registration fee will be paid in respect of such guarantees of senior or subordinated debt securities.